                    ADDENDUM TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement, made the 1st day of January, 2000, and subsequently amended on January 28, 2000 by and among PACIFIC LIFE INSURANCE COMPANY (formerly Pacific Mutual Life Insurance Company) ("Pacific Life"), a life insurance company domiciled in California, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement; PACIFIC LIFE & ANNUITY COMPANY ("PL&A", and, together with Pacific Life, the "Companies"), a life insurance company domiciled in Arizona, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement (the segregated asset accounts of the Companies are referred to collectively as the "Separate Accounts"); PACIFIC SELECT FUND (the "Fund"), a Massachusetts business trust; and PACIFIC SELECT DISTRIBUTORS, INC. ("Distributor"), a California corporation, is hereby amended by the addition of the provisions set forth in this Addendum to the Agreement ("Addendum"), which is made this 14th day of August, 2000.

1. Effective October 2, 2000, Exhibit B attached to the Agreement, is amended as shown on Exhibit B attached to this Addendum.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                               PACIFIC SELECT FUND



ATTEST: /s/ Audrey L. Milfs           BY: /s/ Thomas C. Sutton
        -------------------------         --------------------------------------
        Name: Audrey L. Milfs             Name: Thomas C. Sutton
        Title: Secretary                  Title: Chairman of the Board & Trustee



                               PACIFIC SELECT DISTRIBUTORS, INC.



ATTEST: /s/ Audrey L. Milfs           BY: /s/ Gerald W. Robinson
        -------------------------         --------------------------------------
        Name: Audrey L. Milfs             Name: Gerald W. Robinson
        Title: Secretary                  Title: Chairman & Chief Executive
                                                 Officer

                               PACIFIC LIFE INSURANCE COMPANY



ATTEST: /s/ Audrey L. Milfs           BY: /s/ Thomas C. Sutton
        -------------------------         --------------------------------------
        Name: Audrey L. Milfs             Name: Thomas C. Sutton
        Title: Secretary                  Title: Chairman of the Board & Chief
                                                 Executive Officer



ATTEST: /s/ Audrey L. Milfs           BY: /s/ Glenn S. Schafer
        -------------------------         --------------------------------------
        Name: Audrey L. Milfs             Name: Glenn S. Schafer
        Title: Secretary                  Title: President



                               PACIFIC LIFE & ANNUITY COMPANY



ATTEST: /s/ Audrey L. Milfs           BY: /s/ Lynn C. Miller
        -------------------------         --------------------------------------
        Name: Audrey L. Milfs             Name: Lynn C. Miller
        Title: Secretary                  Title: Executive Vice President

                                    EXHIBIT B

                           Aggressive Equity Portfolio
                           Emerging Markets Portfolio
                         Diversified Research Portfolio
                           Small-Cap Equity Portfolio
                        International Large-Cap Portfolio
                            Bond and Income Portfolio
                                Equity Portfolio
                           I-Net Tollkeeper Portfolio
                            Multi-Strategy Portfolio
                             Equity Income Portfolio
                               Growth LT Portfolio
                           Strategic Value Portfolio*
                              Focused 30 Portfolio*
                             Mid-Cap Value Portfolio
                             Equity Index Portfolio
                            Small-Cap Index Portfolio
                                 REIT Portfolio
                          International Value Portfolio
                         Government Securities Portfolio
                             Managed Bond Portfolio
                             Money Market Portfolio
                            High Yield Bond Portfolio
                            Large-Cap Value Portfolio





       *Effective October 2, 2000